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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 F O R M   8 - K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 28, 2000
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                           Wireless Telecom Group Inc.
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               (Exact name of Registrant as Specified in Charter)

        New Jersey                      1-11916                  22-2582295
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(State or Other Jurisdiction          (Commission)             (IRS Employer
     of Incorporation)                File Number)           Identification No.)

   East 64 Midland Ave., Paramus, N.J.                                  07652
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   (201) 261-8797
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        On April 28, 2000, Wireless Telecom Group, Inc., a New Jersey Corporation (the "Registrant") and Boonton Electronics Corp. ("Boonton") entered into Amendment No. 1 dated April 28, 2000 ("Amendment No. 1") to the Agreement and Plan of Reorganization dated March 2, 2000 (the "Merger Agreement"), among the Registrant, WTT Acquisition Corp., a New Jersey corporation and wholly-owned subsidiary of the Registrant ("Sub"), and Boonton (the "Merger"). Under the terms of Amendment No. 1: (i) Boonton has caused each of its affiliates to execute a written agreement restricting the disposition by such affiliate of the Wireless common stock to be received by such affiliate in the merger and (ii) the expected completion date for the Merger is extended to July 14, 2000.

        Exhibit No.    Description
        -----------    -----------

        2.1 Amendment No. 1 dated April 28, 2000 to the Agreement and Plan of Reorganization dated March 2, 2000 among Wireless Telecom Group, Inc., WTT Acquisition Corp., Boonton Electronics Corp., and the Boonton Shareholders listed on the signature page to the Merger Agreement.*

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* Previously filed as an exhibit to the Company's Registration Statement on Form
S-4 filed May 1, 2000 and is incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WIRELESS TELECOM GROUP, INC.

Date: May 2, 2000                            By: /s/ Edward Garcia
                                                -------------------------------
                                                Edward Garcia
                                                Chief Executive Officer

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